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EXHIBIT 10.22
RECENT STOCK PURCHASE AGREEMENTS

                   Equity Growth Systems, inc.
            Accredited Investor Subscription Agreement

     THE SECURITIES REFERRED TO IN THIS OFFERING MEMORANDUM WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA, IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

     These Securities are offered in reliance on the exemption from registration requirements imposed by the Securities Act of 1933, as amended, provided by
Section 4(6) thereof and on the exemption from the registration requirements imposed by the State of Florida under Section 517.061(11), Florida Statutes

                              TERMS:

1.   General.

(a) (1) This Subscription is part of a limited subscription by accredited investors, as that term is defined in Rule 501 of Securities and Exchange Commission Regulation D promulgated under authority of the Securities Act of 1933, as amended ("Rule 501", "Regulation D" and the "Act", respectively) for the acquisition of an aggregate of up to 1,500,000 shares of the common stock of Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities currently registered under
     Section 12 of the Securities Exchange Act of 1934, as amended, (the "Company" and the "Stock").

    (2) The hereinafter described subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D.

    (3) The issuance of the Stock is to be effected pursuant to the exemptive provisions of Section 4(6) of the Act, providing for the issuance of securities solely to accredited investors.

    (4)  The  Company  will,   immediately   following   closing  on  the  first
         subscription accepted in this limited offering,  file a Form D with the
         Securities  and  Exchange   Commission,   as  required  to  permit  the
         contemplated subscription.
                                    54
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(b) Current  information  concerning the Company is contained on the SEC's EDGAR web site on the Internet, including certified financial statements for the period ended December 31, 1997, and unaudited quarterly updates thereto for the period ended June 30, 1999, all of which is hereby incorporated by reference herein (the "34 Act Reports").

(c) (1) Annexed hereto and made a part hereof as exhibit 1(c) is a schedule describing the contemplated use of the proceeds of this limited offering.

    (2) The Company may elect to borrow funds required for the purposes identified in exhibit 1(c) and to repay such loans using proceeds of this limited offering.

    (3) The Company's management is of the opinion that the net proceeds from the offering ($30,000) would be sufficient to permit the Company to operate until it acquires one or more compatible businesses and in conjunction therewith, obtains additional capital. However, unforeseen circumstances, including favorable opportunities, may develop which may render the assessment of the Company's management inaccurate.

    (4) The Company may temporarily invest any unexpended balances on hand in government securities, certificates of deposit, money market funds. The Company intends to make such investments only temporarily in order to avoid any requirement to register the Company under the Investment Company Act of 1940. Any income realized from investment of the net proceeds of this limited offering will be general revenues of the Company.

    (5) The Company shall provide Accredited Subscribers with reports on the actual use of proceeds on a quarterly basis until all proceeds have been expended.

     THE ESTIMATES IN EXHIBIT 1(C) ARE SUBJECT TO MATERIAL CHANGE IF, IN THE OPINION OF THE COMPANY'S BOARD OF DIRECTORS, THE ACTUAL OPERA- TIONS OF THE COMPANY JUSTIFY DIFFERENT EXPENDITURES OR A DIFFERENT AL- LOCATION OF PRIORITIES.

(d) The Company will not pay any commissions or grant of any discounts in conjunction therewith.

2.  Subscription Consideration.

(a) The undersigned Accredited Subscriber hereby subscribes for 435,000 shares of the Stock in consideration for $8,700 in the aggregate and will tender payment in full therefor immediately following receipt of an executed copy of this Agreement evincing acceptance of this subscription by the Company.

(b) Within 72 hours after receipt of payment for the Stock, the Company's transfer agent will issue and deliver to the Accredited Subscriber, at the Company's expense, a certificate for the Stock.

3.  Accredited Subscriber's Representations, Warranties and Covenants.

    As a material inducement to the Company's consideration of the Accredited Subscriber's offer to acquire Stock(s), the Accredited Subscriber represents, warrants and covenants to the Company, as follows:

(a) The Accredited Subscriber is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act of 1933, as amended (the "Act") and meets one or more of the definitions of an "accredited investor" contained in Rule 501 promulgated under authority of the Act and has, alone or together with his Offeree's Representative, if any, (as hereinafter defined) such knowledge and experience in financial matters that the Accredited Subscriber is capable of evaluating the relative risks and merits of this subscription;

(b) The Accredited Subscriber acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for the Accredited Subscriber in particular;

(c) (1) The Accredited Subscriber understands that the offer and issuance of the Stock is being made without the use of a Private Placement Memorandum, the Accredited Subscriber having become totally familiar with the business and condition of the Company and having been provided with access to all corporate records and personnel, and has availed himself of such access and has received all exhibits described in this Agreement.

    (2) The Accredited Subscriber is fully aware of the material risks associated with becoming an investor in the Company and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from the Company and that all documents, records and books pertaining to this transaction requested by the Accredited Subscriber have been made available to the Accredited Subscriber;

(d) The Accredited Subscriber has had an opportunity to ask questions of and receive answers from the officers of the Company concerning:

    (1) the terms and conditions of this Subscription Agreement and the transactions contemplated hereby, as well as the affairs of the Company and related matters; and

    (2) any arrangements or proposed arrangements of the Company relating to any of its Stockholders that are not identical to those relating to all of its Stockholders;

(e) The Accredited Subscriber has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the 34 Act Reports, as called for by Florida Rule 3E-500.005.

(f) The Accredited Subscriber has provided the Company with the personal and business financial information concerning himself which he, she or it agrees demonstrates the Accredited Subscriber's general ability to bear the risks of the subject transaction and suitability as a subscriber in a private offering and the Accredited Subscriber hereby affirms the correctness of such information;

(g) The Accredited Subscriber acknowledges and is aware that:

    (1) The Stock is a speculative investment with no assurance that the Company will be successful, or if successful, that such success will result in payments to the Accredited Subscriber or to realization of capital gains by the Accredited Subscriber on disposition of the Stock; and

    (2) The Stock being subscribed for has not been registered under the Securities Act or under any state securities laws, accordingly the Accredited Subscriber may have to hold such Stock and may not be able to liquidate, pledge, hypothecate, assign or transfer such Stock;

(h) The Accredited Subscriber has obtained its own oral opinion from his, her or its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the Accredited Subscriber or the Company in conjunction with this Subscription and the issuance of the Stock in conjunction therewith, other than such actions as have already been taken, in order to comply with the securities law requirements of the Accredited Subscriber's state of domicile; and

     (i) (1) The Stock will bear a restrictive legend and the Company's transfer agent will be instructed not to transfer the subject Stock unless it has been registered pursuant to Section 5 of the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to legal counsel to the Company and the Company's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any applicable state or foreign laws.

     (2) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to the Company's satisfaction."
4.  Responsibility.

(a) The officers of the Company will endeavor to exercise their best judgment in the con- duct of all matters arising under this Subscription Agreement; provided, however, that this provision shall not enlarge, limit or otherwise affect the liability of the Company or its officers.

(b) The Accredited Subscriber shall indemnify and hold harmless the Company; any cor- poration or entity affiliated with the Company; the officers, directors and employees of any of the foregoing; or any professional adviser thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees at trial or on appeal, to which said entities and persons may be subject or which said entities and persons incur by reason of or in connection with any misrepresentation made by the Accredited Subscriber, any breach of any of the Accredited Subscriber's warranties or the Accredited Subscriber's failure to fulfill any of the covenants or agreements under this Subscription Agreement.

5. Survival of Representations, Warranties and Agreements.

     The representations, warranties, covenants and agreements contained herein shall survive the delivery of and the payment for the Stock being subscribed for.

6.  Notices.

     Any and all notices, designations, consents, offers, acceptances or any other com- munication provided for herein shall be given in writing by registered or certified mail which shall be addressed in the case of the Company to Equity Growth Systems, inc.; 3821 B Tamiami Trail, Suite 201; Port Charlotte, Florida 33949; and, in the case of the Accredited Subscriber, to the address set forth at the end of this Agreement, or to the address appearing on the books of the Company or to such other address as may be designated by the Accredited Subscriber or the Company in writing.

                   Accredited Subscriber Information
                Please Print the following Information

Accredited Subscriber's Name::              The Yankee Companies, Inc.
Accredited Subscriber's Authorized Signatory: *  Leonard Miles Tucker, President
Accredited Subscriber's Address:            902 Clint Moore Road, Suite 136
                                  Boca Raton, Florida 33418
Accredited Subscriber's Telephone Number:   (561) 998-2025
Accredited Subscriber's Tax ** Number:      59-3532520
------
* If applicable (e.g., if the Subscriber is a corporation, partnership, joint venture, etc.)
**  FEIN or Social Security number

7.  Miscellaneous.

(a) This Agreement shall be governed by, construed and enforced in accordance within the laws of the State of Delaware, both substantive, procedural (except for choice of law provisions) and remedial.

(b) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(c) This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors, assigns, executors and administrators, but this Agreement and the respective rights and obligations of the Parties hereunder shall not be assumable by any Party hereto without the prior written consent of the other.

(d) This Agreement represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the Party against whom enforcement of any such amendment, supplement or modification is sought.

(e) The failure or any provision of this Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver of any Party of any breach of any provision of this Agreement shall not be construed to be a waiver by such Party of any succeeding breach of such provision or waiver by such Party of any breach of any provision.
                                      58
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       *                           *                           *


    IN WITNESS WHEREOF, I have executed this Agreement on behalf of the Ac-

credited Subscriber this ___ day of November, 1998.

                         ACCREDITED SUBSCRIBER

                      The Yankee Companies, Inc.
                         (Print or Type Name)

                By:  _________________________________
                    Leonard Miles Tucker, President

SUBSCRIPTION ACCEPTED:

Equity Growth Systems, inc.
                             Dated:  __________________ ___, 1998.


By:      _______________________
    Edward Granville-Smith
    President & Director

Attest:  _______________________
    Charles J. Scimeca
    Director
                                  59
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                             Exhibit Index

Exhibit  Description
1(c)          Use of Proceeds
3(f)          Investment Letter
                                  60
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                       FORM OF INVESTMENT LETTER


Date:

Edward Granville-Smith
President
Equity Growth Systems, inc.
3821 Tamiami Trail, Suite 201
Port Charlotte, Florida 33952

    Re.: Stock Subscription

Dear Sir:

    I hereby certify and warrant that I am acquiring 435,000 shares of Equity Growth Systems, inc.'s (the "Company") unregistered common stock (the "Stock"). I hereby certify under penalty of perjury that upon receipt of the Stock, I will be accepting it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended) or have been specifically excused from such requirement, in writing by the Company's management, or, in the alternative, that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Stock.
No one other than me has any beneficial interest in the Stock.

    I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of the Company, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

    I agree that I will in no event sell or distribute any of the Stock unless in the opinion of your counsel (based on an opinion of my legal counsel) the Stock may be legally sold without registration under the Securities Act of 1933, as amended, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

    I am fully aware that the Stock is being offered and sold by the corporation to me in reliance on the exemption provided by Sections 3(b), 4(2) or 4(6) or the Securities Act of 1933, as amended, which exempts the sale of securities by an issuer where no public offering is involved, and on my certifications and warranties.
                                  61
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     In  connection  with  the  foregoing,   I  consent  to  your  legending  my
certificates represent- ing the Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Stock in the Company's stock transfer books until the conditions set forth herein shall have been met.

    I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

    I further certify that my domicile is located at the address listed in this letter.


                        Very truly yours,

                   The Yankee Companies, Inc.

                       --------------------
                 Leonard Miles Tucker, President

                   Equity Growth Systems, inc.
            Accredited Investor Subscription Agreement

     THE SECURITIES REFERRED TO IN THIS OFFERING MEMORANDUM WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA, IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

     These Securities are offered in reliance on the exemption from registration re- quirements imposed by the Securities Act of 1933, as amended, provided by
Section 4(6) thereof and on the exemption from the registration requirements imposed by the State of Florida under Section 517.061(11), Florida Statutes

                              TERMS:

1.  General.

     (a) (1) This Subscription is part of a limited subscription by accredited investors, as that term is defined in Rule 501 of Securities and Exchange Commission Regulation D promulgated under authority of the Securities Act of 1933, as amended ("Rule 501", "Regulation D" and the "Act", respectively) for the acquisition of an aggregate of up to 1,750,000 shares of the common stock of Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities currently registered under Section 12 of the Securities Exchange Act of 1934, as amended, (the "Company" and the "Stock").

    (2) The hereinafter described subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D.

    (3) The issuance of the Stock is to be effected pursuant to the exemptive provisions of Section 4(6) of the Act, providing for the issuance of securities solely to accredited investors.

    (4) The Company will, immediately following closing on the first subscription accepted in this limited offering, file a Form D with the Securities and Exchange Commission, as required to permit the contemplated subscription.

(b) Current information concerning the Company is contained on the SEC's EDGAR web site on the Internet, including certified financial statements for the period ended December 31, 1997, and unaudited quarterly updates thereto for the period ended June 30, 1998, all of which is hereby incorporated by reference herein (the "34 Act Reports").

(c) (1) Annexed hereto and made a part hereof as exhibit 1(c) is a schedule describing the contemplated use of the proceeds of this limited offering.

    (2) The Company may elect to borrow funds required for the purposes identified in exhibit 1(c) and to repay such loans using proceeds of this limited offering.

    (3) The Company's management is of the opinion that the net proceeds from the offering ($35,000) would be sufficient to permit the Company to operate until it acquires one or more compatible businesses and in conjunction therewith, obtains additional capital. However, unforeseen circumstances, including favorable opportunities, may develop which may render the assessment of the Company's management inaccurate.

    (4) The Company may temporarily invest any unexpended balances on hand in government securities, certificates of deposit, money market funds. The Company intends to make such investments only temporarily in order to avoid any requirement to register the Company under the Investment Company Act of 1940. Any income realized from investment of the net proceeds of this limited offering will be general revenues of the Company.

    (5) The Company shall provide Accredited Subscribers with reports on the actual use of proceeds on a quarterly basis until all proceeds have been expended.

     THE ESTIMATES IN EXHIBIT 1(C) ARE SUBJECT TO MATERIAL CHANGE IF, IN THE OPINION OF THE COMPANY'S BOARD OF DIRECTORS, THE ACTUAL OPERA- TIONS OF THE COMPANY JUSTIFY DIFFERENT EXPENDITURES OR A DIFFERENT AL- LOCATION OF PRIORITIES.

(d) The Company will not pay any commissions or grant of any discounts in conjunction therewith.

2.  Subscription Consideration.

(a) The undersigned Accredited Subscriber hereby subscribes for 62,500 shares of the Stock in consideration for $1,250 in the aggregate and will tender payment in full therefor immediately following receipt of an executed copy of this Agreement evincing acceptance of this subscription by the Company.

(b) Within 72 hours after receipt of payment for the Stock, the Company's transfer agent will issue and deliver to the Accredited Subscriber, at the Company's expense, a certificate for the Stock.

3.  Accredited Subscriber's Representations, Warranties and Covenants.

    As a material inducement to the Company's consideration of the Accredited Subscriber's offer to acquire Stock(s), the Accredited Subscriber represents, warrants and covenants to the Company, as follows:

(a) The Accredited Subscriber is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act of 1933, as amended (the "Act") and meets one or more of the definitions of an "accredited investor" contained in Rule 501 promulgated under authority of the Act and has, alone or together with his Offeree's Representative, if any, (as hereinafter defined) such knowledge and experience in financial matters that the Accredited Subscriber is capable of evaluating the relative risks and merits of this subscription;

(b) The Accredited Subscriber acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for the Accredited Subscriber in particular;

(c) (1) The Accredited Subscriber understands that the offer and issuance of the Stock is being made without the use of a Private Placement Memorandum, the Accredited Subscriber having become totally familiar with the business and condition of the Company and having been provided with access to all corporate records and personnel, and has availed himself of such access and has received all exhibits described in this Agreement.

    (2) The Accredited Subscriber is fully aware of the material risks associated with becoming an investor in the Company and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from the Company and that all documents, records and books pertaining to this transaction requested by the Accredited Subscriber have been made available to the Accredited Subscriber;

(d) The Accredited Subscriber has had an opportunity to ask questions of and receive answers from the officers of the Company concerning:

    (1) the terms and conditions of this Subscription Agreement and the transactions contemplated hereby, as well as the affairs of the Company and related matters; and

    (2) any arrangements or proposed arrangements of the Company relating to any of its Stockholders that are not identical to those relating to all of its Stockholders;

(e) The Accredited Subscriber has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the 34 Act Reports, as called for by Florida Rule 3E-500.005.

(f) The Accredited Subscriber has provided the Company with the personal and business financial information concerning himself which he, she or it agrees demonstrates the Accredited Subscriber's general ability to bear the risks of the subject transaction and suitability as a subscriber in a private offering and the Accredited Subscriber hereby affirms the correctness of such information;

(g) The Accredited Subscriber acknowledges and is aware that:

    (1) The Stock is a speculative investment with no assurance that the Company will be successful, or if successful, that such success will result in payments to the Accredited Subscriber or to realization of capital gains by the Accredited Subscriber on disposition of the Stock; and

    (2) The Stock being subscribed for has not been registered under the Securities Act or under any state securities laws, accordingly the Accredited Subscriber may have to hold such Stock and may not be able to liquidate, pledge, hypothecate, assign or transfer such Stock;

(h) The Accredited Subscriber has obtained its own oral opinion from his, her or its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the Accredited Subscriber or the Company in conjunction with this Subscription and the issuance of the Stock in conjunction therewith, other than such actions as have already been taken, in order to comply with the securities law requirements of the Accredited Subscriber's state of domicile; and

     (i) (1) The Stock will bear a restrictive legend and the Company's transfer agent will be instructed not to transfer the subject Stock unless it has been registered pursuant to Section 5 of the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to legal counsel to the Company and the Company's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any applicable state or foreign laws.

    (2) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to the Company's satisfaction."

4.  Responsibility.

(a) The officers of the Company will endeavor to exercise their best judgment in the con- duct of all matters arising under this Subscription Agreement; provided, however, that this provision shall not enlarge, limit or otherwise affect the liability of the Company or its officers.

(b) The Accredited Subscriber shall indemnify and hold harmless the Company; any cor- poration or entity affiliated with the Company; the officers, directors and employees of any of the foregoing; or any professional adviser thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees at trial or on appeal, to which said entities and persons may be subject or which said entities and persons incur by reason of or in connection with any misrepresentation made by the Accredited Subscriber, any breach of any of the Accredited Subscriber's warranties or the Accredited Subscriber's failure to fulfill any of the covenants or agreements under this Subscription Agreement.

5. Survival of Representations, Warranties and Agreements.

     The representations, warranties, covenants and agreements contained herein shall survive the delivery of and the payment for the Stock being subscribed for.

6.  Notices.

     Any and all notices, designations, consents, offers, acceptances or any other com- munication provided for herein shall be given in writing by registered or certified mail which shall be addressed in the case of the Company to Equity Growth Systems, inc.; 8001 DeSoto Woods Drive; Port Charlotte, Florida 33949; and, in the case of the Accredited Subscriber, to the address set forth at the end of this Agreement, or to the address appearing on the books of the Company or to such other address as may be designated by the Accredited Subscriber or the Company in writing.

 Accredited Subscriber Information

              Please Print the following Information

Accredited Subscriber's Name::              Penny Field
Accredited Subscriber's Authorized Signatory: *  Penny Field
Accredited Subscriber's Address:            2424 Long Boat Drive;
    Naples, Florida 34104
Accredited Subscriber's Telephone Number:   (941) 435-0627
Accredited Subscriber's Tax ** Number:      ###-##-####
------
* If applicable (e.g., if the Subscriber is a corporation, partnership, joint venture, etc.)
**  FEIN or Social Security number

7.  Miscellaneous.

(a) This Agreement shall be governed by, construed and enforced in accordance within the laws of the State of Delaware, both substantive, procedural (except for choice of law provisions) and remedial.

(b) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(c) This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors, assigns, executors and administrators, but this Agreement and the respective rights and obligations of the Parties hereunder shall not be assumable by any Party hereto without the prior written consent of the other.

(d) This Agreement represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the Party against whom enforcement of any such amendment, supplement or modification is sought.

(e) The failure or any provision of this Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver of any Party of any breach of any provision of this Agreement shall not be construed to be a waiver by such Party of any succeeding breach of such provision or waiver by such Party of any breach of any provision.

    *                           *                           *


    IN WITNESS WHEREOF, I have executed this Agreement on behalf of the Ac-

credited Subscriber this ___ day of November, 1998.

                      ACCREDITED SUBSCRIBER


                       --------------------
                           Penny Field

SUBSCRIPTION ACCEPTED:

Equity Growth Systems, inc.
                             Dated: November ___, 1998.


By:      _______________________
    Charles J. Scimeca
    President & Director

                          Exhibit Index

Exhibit  Description
1(c)          Use of Proceeds
3(f)          Investment Letter

                    FORM OF INVESTMENT LETTER


Date:

Charles J. Scimeca
President
Equity Growth Systems, inc.
8001 DeSoto Woods Drive
Sarasota, Florida 34243

    Re.: Stock Subscription

Dear Sir:

    I hereby certify and warrant that I am acquiring 62,500 shares of Equity Growth Systems, inc.'s (the "Company") unregistered common stock (the "Stock"). I hereby certify under penalty of perjury that upon receipt of the Stock, I will be accepting it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended) or have been specifically excused from such requirement, in writing by the Company's management, or, in the alternative, that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Stock.
No one other than me has any beneficial interest in the Stock.

    I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of the Company, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

    I agree that I will in no event sell or distribute any of the Stock unless in the opinion of your counsel (based on an opinion of my legal counsel) the Stock may be legally sold without registration under the Securities Act of 1933, as amended, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

    I am fully aware that the Stock is being offered and sold by the corporation to me in reliance on the exemption provided by Sections 3(b), 4(2) or 4(6) or the Securities Act of 1933, as amended, which exempts the sale of securities by an issuer where no public offering is involved, and on my certifications and warranties.

     In connection with the foregoing, I consent to your legending my certificates represent- ing the Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Stock in the Company's stock transfer books until the conditions set forth herein shall have been met.

    I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

    I further certify that my domicile is located at the address listed in this letter.

                        Very truly yours,

                       --------------------
                           Penny Field

                   Equity Growth Systems, inc.
            Accredited Investor Subscription Agreement

     THE SECURITIES REFERRED TO IN THIS OFFERING MEMORANDUM WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA, IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

     These Securities are offered in reliance on the exemption from registration re- quirements imposed by the Securities Act of 1933, as amended, provided by
Section 4(6) thereof and on the exemption from the registration requirements imposed by the State of Florida under Section 517.061(11), Florida Statutes
                              TERMS:

1.  General.

(a) (1) This Subscription is part of a limited subscription by accredited investors, as that term is defined in Rule 501 of Securities and Exchange Commission Regulation D promulgated under authority of the Securities Act of 1933, as amended ("Rule 501", "Regulation D" and the "Act", respectively) for the acquisition of an aggregate of up to 1,750,000 shares of the common stock of Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities currently registered under Section 12 of the Securities Exchange Act of 1934, as amended, (the "Company" and the "Stock").

    (2) The hereinafter described subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D.

    (3) The issuance of the Stock is to be effected pursuant to the exemptive provisions of Section 4(6) of the Act, providing for the issuance of securities solely to accredited investors.

    (4) The Company will, immediately following closing on the first subscription accepted in this limited offering, file a Form D with the Securities and Exchange Commission, as required to permit the contemplated subscription.

(b) Current information concerning the Company is contained on the SEC's EDGAR web site on the Internet, including certified financial statements for the period ended December 31, 1997, and unaudited quarterly updates thereto for the period ended June 30, 1998, all of which is hereby incorporated by reference herein (the "34 Act Reports").

(c) ( 1) Annexed hereto and made a part hereof as exhibit 1(c) is a schedule describing the contemplated use of the proceeds of this limited offering.

    (2) The Company may elect to borrow funds required for the purposes identified in exhibit 1(c) and to repay such loans using proceeds of this limited offering.

    (3) The Company's management is of the opinion that the net proceeds from the offering ($35,000) would be sufficient to permit the Company to operate until it acquires one or more compatible businesses and in conjunction therewith, obtains additional capital. However, unforeseen circumstances, including favorable opportunities, may develop which may render the assessment of the Company's management inaccurate.

    (4) The Company may temporarily invest any unexpended balances on hand in government securities, certificates of deposit, money market funds. The Company intends to make such investments only temporarily in order to avoid any requirement to register the Company under the Investment Company Act of 1940. Any income realized from investment of the net proceeds of this limited offering will be general revenues of the Company.

    (5) The Company shall provide Accredited Subscribers with reports on the actual use of proceeds on a quarterly basis until all proceeds have been expended.

     THE ESTIMATES IN EXHIBIT 1(C) ARE SUBJECT TO MATERIAL CHANGE IF, IN THE OPINION OF THE COMPANY'S BOARD OF DIRECTORS, THE ACTUAL OPERA- TIONS OF THE COMPANY JUSTIFY DIFFERENT EXPENDITURES OR A DIFFERENT AL- LOCATION OF PRIORITIES.

(d) The Company will not pay any commissions or grant of any discounts in conjunction therewith.

2.  Subscription Consideration.

(a) The undersigned Accredited Subscriber hereby subscribes for 62,500 shares of the Stock in consideration for $1,250 in the aggregate and will tender payment in full therefor immediately following receipt of an executed copy of this Agreement evincing acceptance of this subscription by the Company.

(b) Within 72 hours after receipt of payment for the Stock, the Company's transfer agent will issue and deliver to the Accredited Subscriber, at the Company's expense, a certificate for the Stock.

3.  Accredited Subscriber's Representations, Warranties and Covenants.

    As a material inducement to the Company's consideration of the Accredited Subscriber's offer to acquire Stock(s), the Accredited Subscriber represents, warrants and covenants to the Company, as follows:

(a) The Accredited Subscriber is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act of 1933, as amended (the "Act") and meets one or more of the definitions of an "accredited investor" contained in Rule 501 promulgated under authority of the Act and has, alone or together with his Offeree's Representative, if any, (as hereinafter defined) such knowledge and experience in financial matters that the Accredited Subscriber is capable of evaluating the relative risks and merits of this subscription;

(b) The Accredited Subscriber acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for the Accredited Subscriber in particular;

(c) (1) The Accredited Subscriber understands that the offer and issuance of the Stock is being made without the use of a Private Placement Memorandum, the Accredited Subscriber having become totally familiar with the business and condition of the Company and having been provided with access to all corporate records and personnel, and has availed himself of such access and has received all exhibits described in this Agreement.

    (2) The Accredited Subscriber is fully aware of the material risks associated with becoming an investor in the Company and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from the Company and that all documents, records and books pertaining to this transaction requested by the Accredited Subscriber have been made available to the Accredited Subscriber;

(d) The Accredited Subscriber has had an opportunity to ask questions of and receive answers from the officers of the Company concerning:

    (1) the terms and conditions of this Subscription Agreement and the transactions contemplated hereby, as well as the affairs of the Company and related matters; and

    (2) any arrangements or proposed arrangements of the Company relating to any of its Stockholders that are not identical to those relating to all of its Stockholders;

(e) The Accredited Subscriber has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the 34 Act Reports, as called for by Florida Rule 3E-500.005.

(f) The Accredited Subscriber has provided the Company with the personal and business financial information concerning himself which he, she or it agrees demonstrates the Accredited Subscriber's general ability to bear the risks of the subject transaction and suitability as a subscriber in a private offering and the Accredited Subscriber hereby affirms the correctness of such information;

(g) The Accredited Subscriber acknowledges and is aware that:

    (1) The Stock is a speculative investment with no assurance that the Company will be successful, or if successful, that such success will result in payments to the Accredited Subscriber or to realization of capital gains by the Accredited Subscriber on disposition of the Stock; and

    (2) The Stock being subscribed for has not been registered under the Securities Act or under any state securities laws, accordingly the Accredited Subscriber may have to hold such Stock and may not be able to liquidate, pledge, hypothecate, assign or transfer such Stock;

(h) The Accredited Subscriber has obtained its own oral opinion from his, her or its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the Accredited Subscriber or the Company in conjunction with this Subscription and the issuance of the Stock in conjunction therewith, other than such actions as have already been taken, in order to comply with the securities law requirements of the Accredited Subscriber's state of domicile; and

(i) (1) The Stock will bear a restrictive legend and the Company's transfer agent will be instructed not to transfer the subject Stock unless it has been registered pursuant to Section 5 of the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to legal counsel to the Company and the Company's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any applicable state or foreign laws.

   (2) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to the Company's satisfaction."

4.  Responsibility.

(a) The officers of the Company will endeavor to exercise their best judgment in the con- duct of all matters arising under this Subscription Agreement; provided, however, that this provision shall not enlarge, limit or otherwise affect the liability of the Company or its officers.

(b) The Accredited Subscriber shall indemnify and hold harmless the Company; any cor- poration or entity affiliated with the Company; the officers, directors and employees of any of the foregoing; or any professional adviser thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees at trial or on appeal, to which said entities and persons may be subject or which said entities and persons incur by reason of or in connection with any misrepresentation made by the Accredited Subscriber, any breach of any of the Accredited Subscriber's warranties or the Accredited Subscriber's failure to fulfill any of the covenants or agreements under this Subscription Agreement.

5. Survival of Representations, Warranties and Agreements.

     The representations, warranties, covenants and agreements contained herein shall sur- vive the delivery of and the payment for the Stock being subscribed for.

6.  Notices.

     Any and all notices, designations, consents, offers, acceptances or any other com- munication provided for herein shall be given in writing by registered or certified mail which shall be addressed in the case of the Company to Equity Growth Systems, inc.; 8001 DeSoto Woods Drive; Port Charlotte, Florida 33949; and, in the case of the Accredited Subscriber, to the address set forth at the end of this Agreement, or to the address appearing on the books of the Company or to such other address as may be designated by the Accredited Subscriber or the Company in writing.

  Accredited Subscriber Information
              Please Print the following Information

Accredited Subscriber's Name::              Anthony Q. Joffe    .
Accredited Subscriber's Authorized Signatory: *  Anthony Q. Joffe
Accredited Subscriber's Address:            101 Southwest 11th Avenue;
    Boca Raton, Florida 33486
Accredited Subscriber's Telephone Number:   (561) 392-6010
Accredited Subscriber's Tax ** Number:      ###-##-####
------
* If applicable (e.g., if the Subscriber is a corporation, partnership, joint venture, etc.)
**  FEIN or Social Security number

7.  Miscellaneous.

(a) This Agreement shall be governed by, construed and enforced in accordance within the laws of the State of Delaware, both substantive, procedural (except for choice of law provisions) and remedial.

(b) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(c) This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors, assigns, executors and administrators, but this Agreement and the respective rights and obligations of the Parties hereunder shall not be assumable by any Party hereto without the prior written consent of the other.

(d) This Agreement represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the Party against whom enforcement of any such amendment, supplement or modification is sought.

(e) The failure or any provision of this Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver of any Party of any breach of any provision of this Agreement shall not be construed to be a waiver by such Party of any succeeding breach of such provision or waiver by such Party of any breach of any provision.

    *                           *                           *


    IN WITNESS WHEREOF, I have executed this Agreement on behalf of the Ac-

credited Subscriber this ___ day of November, 1998.

                      ACCREDITED SUBSCRIBER

                         Anthony Q. Joffe

              By:  _________________________________
                         Anthony Q. Joffe

SUBSCRIPTION ACCEPTED:

Equity Growth Systems, inc.
                             Dated: November ___, 1998.


By:      _______________________
    Charles J. Scimeca
    President & Director
                                77

                          Exhibit Index

Exhibit  Description
1(c)          Use of Proceeds
3(f)          Investment Letter
                                78

                    FORM OF INVESTMENT LETTER


Date:

Charles J. Scimeca
President
Equity Growth Systems, inc.
8001 DeSoto Woods Drive
Sarasota, Florida 34243

    Re.: Stock Subscription

Dear Sir:

    I hereby certify and warrant that I am acquiring 62,500 shares of Equity Growth Systems, inc.'s (the "Company") unregistered common stock (the "Stock"). I hereby certify under penalty of perjury that upon receipt of the Stock, I will be accepting it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended) or have been specifically excused from such requirement, in writing by the Company's management, or, in the alternative, that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Stock.
No one other than me has any beneficial interest in the Stock.

    I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of the Company, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

    I agree that I will in no event sell or distribute any of the Stock unless in the opinion of your counsel (based on an opinion of my legal counsel) the Stock may be legally sold without registration under the Securities Act of 1933, as amended, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

    I am fully aware that the Stock is being offered and sold by the corporation to me in reliance on the exemption provided by Sections 3(b), 4(2) or 4(6) or the Securities Act of 1933, as amended, which exempts the sale of securities by an issuer where no public offering is involved, and on my certifications and warranties.

     In connection with the foregoing, I consent to your legending my certificates represent- ing the Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Stock in the Company's stock transfer books until the conditions set forth herein shall have been met.

    I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

    I further certify that my domicile is located at the address listed in this letter.


                        Very truly yours,


                       --------------------
                         Anthony Q. Joffe

                   Equity Growth Systems, inc.
            Accredited Investor Subscription Agreement

     THE SECURITIES REFERRED TO IN THIS OFFERING MEMORANDUM WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA, IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. These

Securities are offered in reliance on the exemption from registration requirements imposed by the Securities Act of 1933, as amended, provided by
Section 4(6) thereof and on the exemption from the registration requirements imposed by the State of Florida under Section 517.061(11), Florida Statutes

                              TERMS:

1.  General.

 (a) (1) This Subscription is part of a limited subscription by accredited investors, as that term is defined in Rule 501 of Securities and Exchange Commission Regulation D promulgated under authority of the Securities Act of 1933, as amended ("Rule 501", "Regulation D" and the "Act", respectively) for the acquisition of an aggregate of up to 1,750,000 shares of the common stock of Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities currently registered under Section 12 of the Securities Exchange Act of 1934, as amended, (the "Company" and the "Stock").
    (2) The hereinafter described subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D.

    (3) The issuance of the Stock is to be effected pursuant to the exemptive provisions of Section 4(6) of the Act, providing for the issuance of securities solely to accredited investors.

    (4) The Company will, immediately following closing on the first subscription accepted in this limited offering, file a Form D with the Securities and Exchange Commission, as required to permit the contemplated subscription.

(b) Current information concerning the Company is contained on the SEC's EDGAR web site on the Internet, including certified financial statements for the period ended December 31, 1997, and unaudited quarterly updates thereto for the period ended June 30, 1999, all of which is hereby incorporated by reference herein (the "34 Act Reports").

(c) (1) Annexed hereto and made a part hereof as exhibit 1(c) is a schedule describing the contemplated use of the proceeds of this limited offering.

    (2) The Company may elect to borrow funds required for the purposes identified in exhibit 1(c) and to repay such loans using proceeds of this limited offering.

    (3) The Company's management is of the opinion that the net proceeds from the offering ($35,000) would be sufficient to permit the Company to operate until it acquires one or more compatible businesses and in conjunction therewith, obtains additional capital. However, unforeseen circumstances, including favorable opportunities, may develop which may render the assessment of the Company's management inaccurate.

    (4) The Company may temporarily invest any unexpended balances on hand in government securities, certificates of deposit, money market funds. The Company intends to make such investments only temporarily in order to avoid any requirement to register the Company under the Investment Company Act of 1940. Any income realized from investment of the net proceeds of this limited offering will be general revenues of the Company.

    (5) The Company shall provide Accredited Subscribers with reports on the actual use of proceeds on a quarterly basis until all proceeds have been expended.

     THE ESTIMATES IN EXHIBIT 1(C) ARE SUBJECT TO MATERIAL CHANGE IF, IN THE OPINION OF THE COMPANY'S BOARD OF DIRECTORS, THE ACTUAL OPERA- TIONS OF THE COMPANY JUSTIFY DIFFERENT EXPENDITURES OR A DIFFERENT AL- LOCATION OF PRIORITIES.

(d) The Company will not pay any commissions or grant of any discounts in conjunction therewith.

2.  Subscription Consideration.

(a) The undersigned Accredited Subscriber hereby subscribes for 125,000 shares of the Stock in consideration for $2,500 in the aggregate and will tender payment in full therefor immediately following receipt of an executed copy of this Agreement evincing acceptance of this subscription by the Company.

(b) Within 72 hours after receipt of payment for the Stock, the Company's transfer agent will issue and deliver to the Accredited Subscriber, at the Company's expense, a certificate for the Stock.

3.  Accredited Subscriber's Representations, Warranties and Covenants.

    As a material inducement to the Company's consideration of the Accredited Subscriber's offer to acquire Stock(s), the Accredited Subscriber represents, warrants and covenants to the Company, as follows:

(a) The Accredited Subscriber is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act of 1933, as amended (the "Act") and meets one or more of the definitions of an "accredited investor" contained in Rule 501 promulgated under authority of the Act and has, alone or together with his Offeree's Representative, if any, (as hereinafter defined) such knowledge and experience in financial matters that the Accredited Subscriber is capable of evaluating the relative risks and merits of this subscription;

(b) The Accredited Subscriber acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for the Accredited Subscriber in particular;

(c) (1) The Accredited Subscriber understands that the offer and issuance of the Stock is being made without the use of a Private Placement Memorandum, the Accredited Subscriber having become totally familiar with the business and condition of the Company and having been provided with access to all corporate records and personnel, and has availed himself of such access and has received all exhibits described in this Agreement.

    (2) The Accredited Subscriber is fully aware of the material risks associated with becoming an investor in the Company and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from the Company and that all documents, records and books pertaining to this transaction requested by the Accredited Subscriber have been made available to the Accredited Subscriber;

(d) The Accredited Subscriber has had an opportunity to ask questions of and receive answers from the officers of the Company concerning:

    (1) the terms and conditions of this Subscription Agreement and the transactions contemplated hereby, as well as the affairs of the Company and related matters; and

    (2) any arrangements or proposed arrangements of the Company relating to any of its Stockholders that are not identical to those relating to all of its Stockholders;

(e) The Accredited Subscriber has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the 34 Act Reports, as called for by Florida Rule 3E-500.005.

(f) The Accredited Subscriber has provided the Company with the personal and business financial information concerning himself which he, she or it agrees demonstrates the Accredited Subscriber's general ability to bear the risks of the subject transaction and suitability as a subscriber in a private offering and the Accredited Subscriber hereby affirms the correctness of such information;

(g) The Accredited Subscriber acknowledges and is aware that:

    (1) The Stock is a speculative investment with no assurance that the Company will be successful, or if successful, that such success will result in payments to the Accredited Subscriber or to realization of capital gains by the Accredited Subscriber on disposition of the Stock; and

    (2) The Stock being subscribed for has not been registered under the Securities Act or under any state securities laws, accordingly the Accredited Subscriber may have to hold such Stock and may not be able to liquidate, pledge, hypothecate, assign or transfer such Stock;

(h) The Accredited Subscriber has obtained its own oral opinion from his, her or its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the Accredited Subscriber or the Company in conjunction with this Subscription and the issuance of the Stock in conjunction therewith, other than such actions as have already been taken, in order to comply with the securities law requirements of the Accredited Subscriber's state of domicile; and

(i) (1) The Stock will bear a restrictive legend and the Company's transfer agent will be instructed not to transfer the subject Stock unless it has been registered pursuant to Section 5 of the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to legal counsel to the Company and the Company's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any applicable state or foreign laws.

    (2) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to the Company's satisfaction."

4.  Responsibility.

     (a) The officers of the Company will endeavor to exercise their best judgment in the con- duct of all matters arising under this Subscription Agreement; provided, however, that this provision shall not enlarge, limit or otherwise affect the liability of the Company or its officers.

     (b) The Accredited Subscriber shall indemnify and hold harmless the Company; any cor- poration or entity affiliated with the Company; the officers, directors and employees of any of the foregoing; or any professional adviser thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees at trial or on appeal, to which said entities and persons may be subject or which said entities and persons incur by reason of or in connection with any misrepresentation made by the Accredited Subscriber, any breach of any of the Accredited Subscriber's warranties or the Accredited Subscriber's failure to fulfill any of the covenants or agreements under this Subscription Agreement.

5. Survival of Representations, Warranties and Agreements.

     The representations, warranties, covenants and agreements contained herein shall sur- vive the delivery of and the payment for the Stock being subscribed for.

6.  Notices.

     Any and all notices, designations, consents, offers, acceptances or any other com- munication provided for herein shall be given in writing by registered or certified mail which shall be addressed in the case of the Company to Equity Growth Systems, inc.; 3821 B Tamiami Trail, Suite 201; Port Charlotte, Florida 33949; and, in the case of the Accredited Subscriber, to the address set forth at the end of this Agreement, or to the address appearing on the books of the Company or to such other address as may be designated by the Accredited Subscriber or the Company in writing.

                Accredited Subscriber Information
              Please Print the following Information

Accredited Subscriber's Name::              G. Richard Chamberlin    .
Accredited Subscriber's Authorized Signatory: *  G. Richard Chamberlin
Accredited Subscriber's Address:         ost Office Box 3370; Belleview, Florida
                                            34421
Accredited Subscriber's Telephone Number:   (352) 245-4848
Accredited Subscriber's Tax ** Number:      ###-##-####
------
* If applicable (e.g., if the Subscriber is a corporation, partnership, joint venture, etc.)
**  FEIN or Social Security number

7.  Miscellaneous.

(a) This Agreement shall be governed by, construed and enforced in accordance within the laws of the State of Delaware, both substantive, procedural (except for choice of law provisions) and remedial.

(b) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(c) This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors, assigns, executors and administrators, but this Agreement and the respective rights and obligations of the Parties hereunder shall not be assumable by any Party hereto without the prior written consent of the other.

(d) This Agreement represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the Party against whom enforcement of any such amendment, supplement or modification is sought.

(e) The failure or any provision of this Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver of any Party of any breach of any provision of this Agreement shall not be construed to be a waiver by such Party of any succeeding breach of such provision or waiver by such Party of any breach of any provision.

    *                           *                           *


    IN WITNESS WHEREOF, I have executed this Agreement on behalf of the Ac-

credited Subscriber this ___ day of November, 1998.

                      ACCREDITED SUBSCRIBER

                      G. Richard Chamberlin

              By:  _________________________________
                      G. Richard Chamberlin

SUBSCRIPTION ACCEPTED:

Equity Growth Systems, inc.
                             Dated: November ___, 1998.


By:      _______________________
    Charles J. Scimeca
    President & Director

                          Exhibit Index

Exhibit  Description
1(c)          Use of Proceeds
3(f)          Investment Letter

                    FORM OF INVESTMENT LETTER


Date:

Charles J. Scimeca
President
Equity Growth Systems, inc.
8001 DeSoto Woods Drive
Sarasota, Florida 34243

    Re.: Stock Subscription

Dear Sir:

     I hereby certify and warrant that I am acquiring 125,000 shares of Equity Growth Systems, inc.'s (the "Company") unregistered common stock (the "Stock"). I hereby certify under penalty of perjury that upon receipt of the Stock, I will be accepting it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended) or have been specifically excused from such requirement, in writing by the Company's management, or, in the alternative, that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Stock. No one other than me has any beneficial interest in the Stock.

    I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of the Company, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

    I agree that I will in no event sell or distribute any of the Stock unless in the opinion of your counsel (based on an opinion of my legal counsel) the Stock may be legally sold without registration under the Securities Act of 1933, as amended, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

    I am fully aware that the Stock is being offered and sold by the corporation to me in reliance on the exemption provided by Sections 3(b), 4(2) or 4(6) or the Securities Act of 1933, as amended, which exempts the sale of securities by an issuer where no public offering is involved, and on my certifications and warranties.

     In connection with the foregoing, I consent to your legending my certificates represent- ing the Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Stock in the Company's stock transfer books until the conditions set forth herein shall have been met.

    I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

    I further certify that my domicile is located at the address listed in this letter.


                        Very truly yours,


                       --------------------
                      G. Richard Chamberlin

                   Equity Growth Systems, inc.
            Accredited Investor Subscription Agreement

     THE SECURITIES REFERRED TO IN THIS OFFERING MEMORANDUM WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA, IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

     These Securities are offered in reliance on the exemption from registration requirements imposed by the Securities Act of 1933, as amended, provided by
Section 4(6) thereof and on the exemption from the registration requirements imposed by the State of Florida under Section 517.061(11), Florida Statutes

                              TERMS:

1.  General.

(a) (1) This Subscription is part of a limited subscription by accredited investors, as that term is defined in Rule 501 of Securities and Exchange Commission Regulation D promulgated under authority of the Securities Act of 1933, as amended ("Rule 501", "Regulation D" and the "Act", respectively) for the acquisition of an aggregate of up to 1,500,000 shares of the common stock of Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities currently registered under Section 12 of the Securities Exchange Act of 1934, as amended, (the "Company" and the "Stock").

    (2) The hereinafter described subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D.

    (3) The issuance of the Stock is to be effected pursuant to the exemptive provisions of Section 4(6) of the Act, providing for the issuance of securities solely to accredited investors.

    (4) The Company will, immediately following closing on the first subscription accepted in this limited offering, file a Form D with the Securities and Exchange Commission, as required to permit the contemplated subscription.

(b) Current information concerning the Company is contained on the SEC's EDGAR web site on the Internet, including certified financial statements for the period ended December 31, 1997, and unaudited quarterly updates thereto for the period ended June 30, 1999, all of which is hereby incorporated by reference herein (the "34 Act Reports").

(c) (1) Annexed hereto and made a part hereof as exhibit 1(c) is a schedule describing the contemplated use of the proceeds of this limited offering.

    (2) The Company may elect to borrow funds required for the purposes identified in exhibit 1(c) and to repay such loans using proceeds of this limited offering.

    (3) The Company's management is of the opinion that the net proceeds from the offering ($30,000) would be sufficient to permit the Company to operate until it acquires one or more compatible businesses and in conjunction therewith, obtains additional capital. However, unforeseen circumstances, including favorable opportunities, may develop which may render the assessment of the Company's management inaccurate.

    (4) The Company may temporarily invest any unexpended balances on hand in government securities, certificates of deposit, money market funds. The Company intends to make such investments only temporarily in order to avoid any requirement to register the Company under the Investment Company Act of 1940. Any income realized from investment of the net proceeds of this limited offering will be general revenues of the Company.

    (5) The Company shall provide Accredited Subscribers with reports on the actual use of proceeds on a quarterly basis until all proceeds have been expended.

     THE ESTIMATES IN EXHIBIT 1(C) ARE SUBJECT TO MATERIAL CHANGE IF, IN THE OPINION OF THE COMPANY'S BOARD OF DIRECTORS, THE ACTUAL OPERA- TIONS OF THE COMPANY JUSTIFY DIFFERENT EXPENDITURES OR A DIFFERENT AL- LOCATION OF PRIORITIES.

(d) The Company will not pay any commissions or grant of any discounts in conjunction therewith.

2.  Subscription Consideration.

(a) The undersigned Accredited Subscriber hereby subscribes for 217,500 shares of the Stock in consideration for $4,350 in the aggregate and will tender payment in full therefor immediately following receipt of an executed copy of this Agreement evincing acceptance of this subscription by the Company.

(b) Within 72 hours after receipt of payment for the Stock, the Company's transfer agent will issue and deliver to the Accredited Subscriber, at the Company's expense, a certificate for the Stock.

3.  Accredited Subscriber's Representations, Warranties and Covenants.

    As a material inducement to the Company's consideration of the Accredited Subscriber's offer to acquire Stock(s), the Accredited Subscriber represents, warrants and covenants to the Company, as follows:

(a) The Accredited Subscriber is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act of 1933, as amended (the "Act") and meets one or more of the definitions of an "accredited investor" contained in Rule 501 promulgated under authority of the Act and has, alone or together with his Offeree's Representative, if any, (as hereinafter defined) such knowledge and experience in financial matters that the Accredited Subscriber is capable of evaluating the relative risks and merits of this subscription;

(b) The Accredited Subscriber acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for the Accredited Subscriber in particular;

(c) (1) The Accredited Subscriber understands that the offer and issuance of the Stock is being made without the use of a Private Placement Memorandum, the Accredited Subscriber having become totally familiar with the business and condition of the Company and having been provided with access to all corporate records and personnel, and has availed himself of such access and has received all exhibits described in this Agreement.

    (2) The Accredited Subscriber is fully aware of the material risks associated with becoming an investor in the Company and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from the Company and that all documents, records and books pertaining to this transaction requested by the Accredited Subscriber have been made available to the Accredited Subscriber;

(d) The Accredited Subscriber has had an opportunity to ask questions of and receive answers from the officers of the Company concerning:

    (1) the terms and conditions of this Subscription Agreement and the transactions contemplated hereby, as well as the affairs of the Company and related matters; and

    (2) any arrangements or proposed arrangements of the Company relating to any of its Stockholders that are not identical to those relating to all of its Stockholders;

(e) The Accredited Subscriber has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the 34 Act Reports, as called for by Florida Rule 3E-500.005.

(f) The Accredited Subscriber has provided the Company with the personal and business financial information concerning himself which he, she or it agrees demonstrates the Accredited Subscriber's general ability to bear the risks of the subject transaction and suitability as a subscriber in a private offering and the Accredited Subscriber hereby affirms the correctness of such information;

(g) The Accredited Subscriber acknowledges and is aware that:

    (1) The Stock is a speculative investment with no assurance that the Company will be successful, or if successful, that such success will result in payments to the Accredited Subscriber or to realization of capital gains by the Accredited Subscriber on disposition of the Stock; and

    (2) The Stock being subscribed for has not been registered under the Securities Act or under any state securities laws, accordingly the Accredited Subscriber may have to hold such Stock and may not be able to liquidate, pledge, hypothecate, assign or transfer such Stock;

(h) The Accredited Subscriber has obtained its own oral opinion from his, her or its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the Accredited Subscriber or the Company in conjunction with this Subscription and the issuance of the Stock in conjunction therewith, other than such actions as have already been taken, in order to comply with the securities law requirements of the Accredited Subscriber's state of domicile; and

 (i) (1) The Stock will bear a restrictive legend and the Company's transfer agent will be instructed not to transfer the subject Stock unless it has been registered pursuant to Section 5 of the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to legal counsel to the Company and the Company's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any applicable state or foreign laws.

   (2) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to the Company's satisfaction."

4.  Responsibility.

     (a) The officers of the Company will endeavor to exercise their best judgment in the con- duct of all matters arising under this Subscription Agreement; provided, however, that this provision shall not enlarge, limit or otherwise affect the liability of the Company or its officers.

     (b) The Accredited Subscriber shall indemnify and hold harmless the Company; any cor- poration or entity affiliated with the Company; the officers, directors and employees of any of the foregoing; or any professional adviser thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees at trial or on appeal, to which said entities and persons may be subject or which said entities and persons incur by reason of or in connection with any misrepresentation made by the Accredited Subscriber, any breach of any of the Accredited Subscriber's warranties or the Accredited Subscriber's failure to fulfill any of the covenants or agreements under this Subscription Agreement.

5. Survival of Representations, Warranties and Agreements.

     The representations, warranties, covenants and agreements contained herein shall sur- vive the delivery of and the payment for the Stock being subscribed for.

6.  Notices.

     Any and all notices, designations, consents, offers, acceptances or any other com- munication provided for herein shall be given in writing by registered or certified mail which shall be addressed in the case of the Company to Equity Growth Systems, inc.; 3821 B Tamiami Trail, Suite 201; Port Charlotte, Florida 33949; and, in the case of the Accredited Subscriber, to the address set forth at the end of this Agreement, or to the address appearing on the books of the Company or to such other address as may be designated by the Accredited Subscriber or the Company in writing.

                Accredited Subscriber Information
              Please Print the following Information

Accredited Subscriber's Name:               The Calvo Family Spendthrift Trust
Accredited Subscriber's Authorized Signatory: *  Cyndi Noyes Calvo, Trustee
Accredited Subscriber's Address:            1941 Southeast 51st Terrace
                                  Ocala, Florida 34471
Accredited Subscriber's Telephone Number:   (352) 694-9182
Accredited Subscriber's Tax ** Number:      59-6849665
------
* If applicable (e.g., if the Subscriber is a corporation, partnership, joint venture, etc.)
**  FEIN or Social Security number

7.  Miscellaneous.

(a) This Agreement shall be governed by, construed and enforced in accordance within the laws of the State of Delaware, both substantive, procedural (except for choice of law provisions) and remedial.

(b) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(c) This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors, assigns, executors and administrators, but this Agreement and the respective rights and obligations of the Parties hereunder shall not be assumable by any Party hereto without the prior written consent of the other.

(d) This Agreement represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the Party against whom enforcement of any such amendment, supplement or modification is sought.

(e) The failure or any provision of this Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver of any Party of any breach of any provision of this Agreement shall not be construed to be a waiver by such Party of any succeeding breach of such provision or waiver by such Party of any breach of any provision.

    *                           *                           *


    IN WITNESS WHEREOF, I have executed this Agreement on behalf of the Ac-

credited Subscriber this ___ day of November, 1998.

                      ACCREDITED SUBSCRIBER

                The Calvo Family Spendthrift Trust

              By:  _________________________________
                     Cyndi N. Calvo, Trustee

SUBSCRIPTION ACCEPTED:

Equity Growth Systems, inc.
                             Dated:  __________________ ___, 1998.

By:      _______________________
    Edward Granville-Smith
    President & Director

Attest:  _______________________
    Charles J. Scimeca
    Director

                          Exhibit Index

Exhibit  Description
1(c)          Use of Proceeds
3(f)          Investment Letter

                    FORM OF INVESTMENT LETTER


Date:

Edward Granville-Smith
President
Equity Growth Systems, inc.
3821 Tamiami Trail, Suite 201
Port Charlotte, Florida 33952

    Re.: Stock Subscription

Dear Sir:

     I hereby certify and warrant that I am acquiring 217,500 shares of Equity Growth Systems, inc.'s (the "Company") unregistered common stock (the "Stock"). I hereby certify under penalty of perjury that upon receipt of the Stock, I will be accepting it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended) or have been specifically excused from such requirement, in writing by the Company's management, or, in the alternative, that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Stock. No one other than me has any beneficial interest in the Stock.

    I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of the Company, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

    I agree that I will in no event sell or distribute any of the Stock unless in the opinion of your counsel (based on an opinion of my legal counsel) the Stock may be legally sold without registration under the Securities Act of 1933, as amended, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

    I am fully aware that the Stock is being offered and sold by the corporation to me in reliance on the exemption provided by Sections 3(b), 4(2) or 4(6) or the Securities Act of 1933, as amended, which exempts the sale of securities by an issuer where no public offering is involved, and on my certifications and warranties.

     In connection with the foregoing, I consent to your legending my certificates represent- ing the Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Stock in the Company's stock transfer books until the conditions set forth herein shall have been met.

    I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

    I further certify that my domicile is located at the address listed in this letter.


                        Very truly yours,

                The Calvo Family Spendthrift Trust

              By:  _________________________________
                     Cyndi N. Calvo, Trustee

                   Equity Growth Systems, inc.
            Accredited Investor Subscription Agreement

     THE SECURITIES REFERRED TO IN THIS OFFERING MEMORANDUM WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA, IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

     These Securities are offered in reliance on the exemption from registration requirements imposed by the Securities Act of 1933, as amended, provided by
Section 4(6) thereof and on the exemption from the registration requirements imposed by the State of Florida under Section 517.061(11), Florida Statutes


                              TERMS:

1.  General.

(a) (1) This Subscription is part of a limited subscription by accredited investors, as that term is defined in Rule 501 of Securities and Exchange Commission Regulation D promulgated under authority of the Securities Act of 1933, as amended ("Rule 501", "Regulation D" and the "Act", respectively) for the acquisition of an aggregate of up to 1,500,000 shares of the common stock of Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities currently registered under Section 12 of the Securities Exchange Act of 1934, as amended, (the "Company" and the "Stock").
    (2) The hereinafter described subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D.

    (3) The issuance of the Stock is to be effected pursuant to the exemptive provisions of Section 4(6) of the Act, providing for the issuance of securities solely to accredited investors.

    (4) The Company will, immediately following closing on the first subscription accepted in this limited offering, file a Form D with the Securities and Exchange Commission, as required to permit the contemplated subscription.

(b) Current information concerning the Company is contained on the SEC's EDGAR web site on the Internet, including certified financial statements for the period ended December 31, 1997, and unaudited quarterly updates thereto for the period ended June 30, 1999, all of which is hereby incorporated by reference herein (the "34 Act Reports").

(c) (1) Annexed hereto and made a part hereof as exhibit 1(c) is a schedule describing the contemplated use of the proceeds of this limited offering.

    (2) The Company may elect to borrow funds required for the purposes identified in exhibit 1(c) and to repay such loans using proceeds of this limited offering.

    (3) The Company's management is of the opinion that the net proceeds from the offering ($30,000) would be sufficient to permit the Company to operate until it acquires one or more compatible businesses and in conjunction therewith, obtains additional capital. However, unforeseen circumstances, including favorable opportunities, may develop which may render the assessment of the Company's management inaccurate.

    (4) The Company may temporarily invest any unexpended balances on hand in government securities, certificates of deposit, money market funds. The Company intends to make such investments only temporarily in order to avoid any requirement to register the Company under the Investment Company Act of 1940. Any income realized from investment of the net proceeds of this limited offering will be general revenues of the Company.

    (5) The Company shall provide Accredited Subscribers with reports on the actual use of proceeds on a quarterly basis until all proceeds have been expended.

     THE ESTIMATES IN EXHIBIT 1(C) ARE SUBJECT TO MATERIAL CHANGE IF, IN THE OPINION OF THE COMPANY'S BOARD OF DIRECTORS, THE ACTUAL OPERA- TIONS OF THE COMPANY JUSTIFY DIFFERENT EXPENDITURES OR A DIFFERENT AL- LOCATION OF PRIORITIES.

(d) The Company will not pay any commissions or grant of any discounts in conjunction therewith.

2.  Subscription Consideration.

(a) The undersigned Accredited Subscriber hereby subscribes for 630,000 shares of the Stock in consideration for $12,600 in the aggregate and will tender payment in full therefor immediately following receipt of an executed copy of this Agreement evincing acceptance of this subscription by the Company.

(b) Within 72 hours after receipt of payment for the Stock, the Company's transfer agent will issue and deliver to the Accredited Subscriber, at the Company's expense, a certificate for the Stock.

3.  Accredited Subscriber's Representations, Warranties and Covenants.

    As a material inducement to the Company's consideration of the Accredited Subscriber's offer to acquire Stock(s), the Accredited Subscriber represents, warrants and covenants to the Company, as follows:

(a) The Accredited Subscriber is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act of 1933, as amended (the "Act") and meets one or more of the definitions of an "accredited investor" contained in Rule 501 promulgated under authority of the Act and has, alone or together with his Offeree's Representative, if any, (as hereinafter defined) such knowledge and experience in financial matters that the Accredited Subscriber is capable of evaluating the relative risks and merits of this subscription;

(b) The Accredited Subscriber acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for the Accredited Subscriber in particular;

(c) (1) The Accredited Subscriber understands that the offer and issuance of the Stock is being made without the use of a Private Placement Memorandum, the Accredited Subscriber having become totally familiar with the business and condition of the Company and having been provided with access to all corporate records and personnel, and has availed himself of such access and has received all exhibits described in this Agreement.

    (2) The Accredited Subscriber is fully aware of the material risks associated with becoming an investor in the Company and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from the Company and that all documents, records and books pertaining to this transaction requested by the Accredited Subscriber have been made available to the Accredited Subscriber;

(d) The Accredited Subscriber has had an opportunity to ask questions of and receive answers from the officers of the Company concerning:

    (1) the terms and conditions of this Subscription Agreement and the transactions contemplated hereby, as well as the affairs of the Company and related matters; and

    (2) any arrangements or proposed arrangements of the Company relating to any of its Stockholders that are not identical to those relating to all of its Stockholders;

(e) The Accredited Subscriber has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the 34 Act Reports, as called for by Florida Rule 3E-500.005.

(f) The Accredited Subscriber has provided the Company with the personal and business financial information concerning himself which he, she or it agrees demonstrates the Accredited Subscriber's general ability to bear the risks of the subject transaction and suitability as a subscriber in a private offering and the Accredited Subscriber hereby affirms the correctness of such information;

(g) The Accredited Subscriber acknowledges and is aware that:

    (1) The Stock is a speculative investment with no assurance that the Company will be successful, or if successful, that such success will result in payments to the Accredited Subscriber or to realization of capital gains by the Accredited Subscriber on disposition of the Stock; and

    (2) The Stock being subscribed for has not been registered under the Securities Act or under any state securities laws, accordingly the Accredited Subscriber may have to hold such Stock and may not be able to liquidate, pledge, hypothecate, assign or transfer such Stock;

(h) The Accredited Subscriber has obtained its own oral opinion from his, her or its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the Accredited Subscriber or the Company in conjunction with this Subscription and the issuance of the Stock in conjunction therewith, other than such actions as have already been taken, in order to comply with the securities law requirements of the Accredited Subscriber's state of domicile; and

(i) (1) The Stock will bear a restrictive legend and the Company's transfer agent will be instructed not to transfer the subject Stock unless it has been registered pursuant to Section 5 of the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to legal counsel to the Company and the Company's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any applicable state or foreign laws.

    (2) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to the Company's satisfaction."

4.  Responsibility.

     (a) The officers of the Company will endeavor to exercise their best judgment in the con- duct of all matters arising under this Subscription Agreement; provided, however, that this provision shall not enlarge, limit or otherwise affect the liability of the Company or its officers.

     (b) The Accredited Subscriber shall indemnify and hold harmless the Company; any cor- poration or entity affiliated with the Company; the officers, directors and employees of any of the foregoing; or any professional adviser thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees at trial or on appeal, to which said entities and persons may be subject or which said entities and persons incur by reason of or in connection with any misrepresentation made by the Accredited Subscriber, any breach of any of the Accredited Subscriber's warranties or the Accredited Subscriber's failure to fulfill any of the covenants or agreements under this Subscription Agreement.

5. Survival of Representations, Warranties and Agreements.

     The representations, warranties, covenants and agreements contained herein shall survive the delivery of and the payment for the Stock being subscribed for.

6.  Notices.

     Any and all notices, designations, consents, offers, acceptances or any other com- munication provided for herein shall be given in writing by registered or certified mail which shall be addressed in the case of the Company to Equity Growth Systems, inc.; 3821 B Tamiami Trail, Suite 201; Port Charlotte, Florida 33949; and, in the case of the Accredited Subscriber, to the address set forth at the end of this Agreement, or to the address appearing on the books of the Company or to such other address as may be designated by the Accredited Subscriber or the Company in writing.

                Accredited Subscriber Information
              Please Print the following Information

Accredited Subscriber's Name::                   Blue Lake Capital Corp.
Accredited Subscriber's Authorized Signatory: *       Michelle Tucker, President
Accredited Subscriber's Address:            902 Clint Moore Road, Suite 136
    Boca Raton, Florida 33487
Accredited Subscriber's Telephone Number:   (561) 998-2025
Accredited Subscriber's Tax ** Number:      65-0703836
------
* If applicable (e.g., if the Subscriber is a corporation, partnership, joint venture, etc.)
**  FEIN or Social Security number

7.  Miscellaneous.

(a) This Agreement shall be governed by, construed and enforced in accordance within the laws of the State of Delaware, both substantive, procedural (except for choice of law provisions) and remedial.

(b) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(c) This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors, assigns, executors and administrators, but this Agreement and the respective rights and obligations of the Parties hereunder shall not be assumable by any Party hereto without the prior written consent of the other.

(d) This Agreement represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the Party against whom enforcement of any such amendment, supplement or modification is sought.

(e) The failure or any provision of this Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver of any Party of any breach of any provision of this Agreement shall not be construed to be a waiver by such Party of any succeeding breach of such provision or waiver by such Party of any breach of any provision.

    *                           *                           *


    IN WITNESS WHEREOF, I have executed this Agreement on behalf of the Ac-

credited Subscriber this ___ day of November, 1998.

                      ACCREDITED SUBSCRIBER

                     Blue Lake Capital Corp.

              By:  _________________________________
                    Michelle Tucker, President

SUBSCRIPTION ACCEPTED:

Equity Growth Systems, inc.
                             Dated: November ___, 1998.

By:      _______________________
    Edward Granville-Smith
    President & Director

Attest:  _______________________
    Charles J. Scimeca
    Director

                          Exhibit Index

Exhibit  Description
1(c)          Use of Proceeds
3(f)          Investment Letter

                    FORM OF INVESTMENT LETTER


Date:

Edward Granville-Smith
President
Equity Growth Systems, inc.
3821 Tamiami Trail, Suite 201
Port Charlotte, Florida 33952

    Re.: Stock Subscription

Dear Sir:

     I hereby certify and warrant that I am acquiring 630,000 shares of Equity Growth Systems, inc.'s (the "Company") unregistered common stock (the "Stock"). I hereby certify under penalty of perjury that upon receipt of the Stock, I will be accepting it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended) or have been specifically excused from such requirement, in writing by the Company's management, or, in the alternative, that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Stock. No one other than me has any beneficial interest in the Stock.

    I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of the Company, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

    I agree that I will in no event sell or distribute any of the Stock unless in the opinion of your counsel (based on an opinion of my legal counsel) the Stock may be legally sold without registration under the Securities Act of 1933, as amended, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

    I am fully aware that the Stock is being offered and sold by the corporation to me in reliance on the exemption provided by Sections 3(b), 4(2) or 4(6) or the Securities Act of 1933, as amended, which exempts the sale of securities by an issuer where no public offering is involved, and on my certifications and warranties.

     In connection with the foregoing, I consent to your legending my certificates represent- ing the Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Stock in the Company's stock transfer books until the conditions set forth herein shall have been met.

    I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

    I further certify that my domicile is located at the address listed in this letter.


                        Very truly yours,

                     Blue Lake Capital Corp.

              By:  _________________________________
                    Michelle Tucker, President

                  Equity Growth Systems, inc.
            Accredited Investor Subscription Agreement

     THE SECURITIES REFERRED TO IN THIS OFFERING MEMORANDUM WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA, IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

     These Securities are offered in reliance on the exemption from registration requirements imposed by the Securities Act of 1933, as amended, provided by
Section 4(6) thereof and on the exemption from the registration requirements imposed by the State of Florida under Section 517.061(11), Florida Statutes

                              TERMS:

1.  General.

     (a) (1) This Subscription is part of a limited subscription by accredited investors, as that term is defined in Rule 501 of Securities and Exchange Commission Regulation D promulgated under authority of the Securities Act of 1933, as amended ("Rule 501", "Regulation D" and the "Act", respectively) for the acquisition of an aggregate of up to 1,500,000 shares of the common stock of Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities currently registered under Section 12 of the Securities Exchange Act of 1934, as amended, (the "Company" and the "Stock").

    (2) The hereinafter described subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D.

    (3) The issuance of the Stock is to be effected pursuant to the exemptive provisions of Section 4(6) of the Act, providing for the issuance of securities solely to accredited investors.

    (4) The Company will, immediately following closing on the first subscription accepted in this limited offering, file a Form D with the Securities and Exchange Commission, as required to permit the contemplated subscription.

(b) Current information concerning the Company is contained on the SEC's EDGAR web site on the Internet, including certified financial statements for the period ended December 31, 1997, and unaudited quarterly updates thereto for the period ended June 30, 1999, all of which is hereby incorporated by reference herein (the "34 Act Reports").

(c) (1) Annexed hereto and made a part hereof as exhibit 1(c) is a schedule describing the contemplated use of the proceeds of this limited offering.

    (2) The Company may elect to borrow funds required for the purposes identified in exhibit 1(c) and to repay such loans using proceeds of this limited offering.

    (3) The Company's management is of the opinion that the net proceeds from the offering ($30,000) would be sufficient to permit the Company to operate until it acquires one or more compatible businesses and in conjunction therewith, obtains additional capital. However, unforeseen circumstances, including favorable opportunities, may develop which may render the assessment of the Company's management inaccurate.

    (4) The Company may temporarily invest any unexpended balances on hand in government securities, certificates of deposit, money market funds. The Company intends to make such investments only temporarily in order to avoid any requirement to register the Company under the Investment Company Act of 1940. Any income realized from investment of the net proceeds of this limited offering will be general revenues of the Company.

    (5) The Company shall provide Accredited Subscribers with reports on the actual use of proceeds on a quarterly basis until all proceeds have been expended.

     THE ESTIMATES IN EXHIBIT 1(C) ARE SUBJECT TO MATERIAL CHANGE IF, IN THE OPINION OF THE COMPANY'S BOARD OF DIRECTORS, THE ACTUAL OPERA- TIONS OF THE COMPANY JUSTIFY DIFFERENT EXPENDITURES OR A DIFFERENT AL- LOCATION OF PRIORITIES.

(d) The Company will not pay any commissions or grant of any discounts in conjunction therewith.

2.  Subscription Consideration.

(a) The undersigned Accredited Subscriber hereby subscribes for 108,750 shares of the Stock in consideration for $2,175 in the aggregate and will tender payment in full therefor immediately following receipt of an executed copy of this Agreement evincing acceptance of this subscription by the Company.

(b) Within 72 hours after receipt of payment for the Stock, the Company's transfer agent will issue and deliver to the Accredited Subscriber, at the Company's expense, a certificate for the Stock.

3.  Accredited Subscriber's Representations, Warranties and Covenants.

    As a material inducement to the Company's consideration of the Accredited Subscriber's offer to acquire Stock(s), the Accredited Subscriber represents, warrants and covenants to the Company, as follows:

(a) The Accredited Subscriber is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act of 1933, as amended (the "Act") and meets one or more of the definitions of an "accredited investor" contained in Rule 501 promulgated under authority of the Act and has, alone or together with his Offeree's Representative, if any, (as hereinafter defined) such knowledge and experience in financial matters that the Accredited Subscriber is capable of evaluating the relative risks and merits of this subscription;

(b) The Accredited Subscriber acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for the Accredited Subscriber in particular;

(c) (1) The Accredited Subscriber understands that the offer and issuance of the Stock is being made without the use of a Private Placement Memorandum, the Accredited Subscriber having become totally familiar with the business and condition of the Company and having been provided with access to all corporate records and personnel, and has availed himself of such access and has received all exhibits described in this Agreement.

    (2) The Accredited Subscriber is fully aware of the material risks associated with becoming an investor in the Company and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from the Company and that all documents, records and books pertaining to this transaction requested by the Accredited Subscriber have been made available to the Accredited Subscriber;

(d) The Accredited Subscriber has had an opportunity to ask questions of and receive answers from the officers of the Company concerning:

    (1) the terms and conditions of this Subscription Agreement and the transactions contemplated hereby, as well as the affairs of the Company and related matters; and

    (2) any arrangements or proposed arrangements of the Company relating to any of its Stockholders that are not identical to those relating to all of its Stockholders;

(e) The Accredited Subscriber has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the 34 Act Reports, as called for by Florida Rule 3E-500.005.

(f) The Accredited Subscriber has provided the Company with the personal and business financial information concerning himself which he, she or it agrees demonstrates the Accredited Subscriber's general ability to bear the risks of the subject transaction and suitability as a subscriber in a private offering and the Accredited Subscriber hereby affirms the correctness of such information;

(g) The Accredited Subscriber acknowledges and is aware that:

    (1) The Stock is a speculative investment with no assurance that the Company will be successful, or if successful, that such success will result in payments to the Accredited Subscriber or to realization of capital gains by the Accredited Subscriber on disposition of the Stock; and

    (2) The Stock being subscribed for has not been registered under the Securities Act or under any state securities laws, accordingly the Accredited Subscriber may have to hold such Stock and may not be able to liquidate, pledge, hypothecate, assign or transfer such Stock;

(h) The Accredited Subscriber has obtained its own oral opinion from his, her or its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the Accredited Subscriber or the Company in conjunction with this Subscription and the issuance of the Stock in conjunction therewith, other than such actions as have already been taken, in order to comply with the securities law requirements of the Accredited Subscriber's state of domicile; and

(i) (1) The Stock will bear a restrictive legend and the Company's transfer agent will be instructed not to transfer the subject Stock unless it has been registered pursuant to Section 5 of the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to legal counsel to the Company and the Company's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any applicable state or foreign laws.

    (2) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to the Company's satisfaction."

4.  Responsibility.

     (a) The officers of the Company will endeavor to exercise their best judgment in the con- duct of all matters arising under this Subscription Agreement; provided, however, that this provision shall not enlarge, limit or otherwise affect the liability of the Company or its officers.

     (b) The Accredited Subscriber shall indemnify and hold harmless the Company; any cor- poration or entity affiliated with the Company; the officers, directors and employees of any of the foregoing; or any professional adviser thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees at trial or on appeal, to which said entities and persons may be subject or which said entities and persons incur by reason of or in connection with any misrepresentation made by the Accredited Subscriber, any breach of any of the Accredited Subscriber's warranties or the Accredited Subscriber's failure to fulfill any of the covenants or agreements under this Subscription Agreement.

5. Survival of Representations, Warranties and Agreements.

     The representations, warranties, covenants and agreements contained herein shall survive the delivery of and the payment for the Stock being subscribed for.

6.  Notices.

     Any and all notices, designations, consents, offers, acceptances or any other com- munication provided for herein shall be given in writing by registered or certified mail which shall be addressed in the case of the Company to Equity Growth Systems, inc.; 3821 B Tamiami Trail, Suite 201; Port Charlotte, Florida 33949; and, in the case of the Accredited Subscriber, to the address set forth at the end of this Agreement, or to the address appearing on the books of the Company or to such other address as may be designated by the Accredited Subscriber or the Company in writing.

                Accredited Subscriber Information
              Please Print the following Information

Accredited Subscriber's Name::         Michelle Tucker, custodian under the
                                       UGTMA for Shayna Tucker, her daughter
Accredited Subscriber's Authorized Signatory: *  Michelle Tucker, Custodian
Accredited Subscriber's Address:            902 Clint Moore Road, Suite 136
                                  Boca Raton, Florida 33418
Accredited Subscriber's Telephone Number:   (561) 998-2025
Accredited Subscriber's Tax ** Number:      ###-##-####
------
* If applicable (e.g., if the Subscriber is a corporation, partnership, joint venture, etc.)
**  FEIN or Social Security number

7.  Miscellaneous.

(a) This Agreement shall be governed by, construed and enforced in accordance within the laws of the State of Delaware, both substantive, procedural (except for choice of law provisions) and remedial.

(b) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(c) This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors, assigns, executors and administrators, but this Agreement and the respective rights and obligations of the Parties hereunder shall not be assumable by any Party hereto without the prior written consent of the other.

(d) This Agreement represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the Party against whom enforcement of any such amendment, supplement or modification is sought.

(e) The failure or any provision of this Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver of any Party of any breach of any provision of this Agreement shall not be construed to be a waiver by such Party of any succeeding breach of such provision or waiver by such Party of any breach of any provision.

    *                           *                           *


    IN WITNESS WHEREOF, I have executed this Agreement on behalf of the Ac-

credited Subscriber this ___ day of November, 1998.

                      ACCREDITED SUBSCRIBER

Michelle Tucker, custodian under the UGTMA for Shayna Tucker, her daughter


              By:  _________________________________
                    Michelle Tucker, Custodian

SUBSCRIPTION ACCEPTED:

Equity Growth Systems, inc.
                             Dated:  __________________ ___, 1998.


By:      _______________________
    Edward Granville-Smith
    President & Director

Attest:  _______________________
    Charles J. Scimeca
    Director

                          Exhibit Index

Exhibit  Description
1(c)          Use of Proceeds
3(f)          Investment Letter

                    FORM OF INVESTMENT LETTER


Date:

Edward Granville-Smith
President
Equity Growth Systems, inc.
3821 Tamiami Trail, Suite 201
Port Charlotte, Florida 33952

    Re.: Stock Subscription

Dear Sir:

    I hereby certify and warrant that I am acquiring 108,750 shares of Equity Growth Systems, inc.'s (the "Company") unregistered common stock (the "Stock"). I hereby certify under penalty of perjury that upon receipt of the Stock, I will be accepting it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended) or have been specifically excused from such requirement, in writing by the Company's management, or, in the alternative, that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Stock.
No one other than me has any beneficial interest in the Stock.

    I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of the Company, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

    I agree that I will in no event sell or distribute any of the Stock unless in the opinion of your counsel (based on an opinion of my legal counsel) the Stock may be legally sold without registration under the Securities Act of 1933, as amended, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

    I am fully aware that the Stock is being offered and sold by the corporation to me in reliance on the exemption provided by Sections 3(b), 4(2) or 4(6) or the Securities Act of 1933, as amended, which exempts the sale of securities by an issuer where no public offering is involved, and on my certifications and warranties.

     In connection with the foregoing, I consent to your legending my certificates represent- ing the Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Stock in the Company's stock transfer books until the conditions set forth herein shall have been met.

    I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

    I further certify that my domicile is located at the address listed in this letter.


                        Very truly yours,

Michelle Tucker, custodian under the UGTMA for Shayna Tucker, her daughter

                       --------------------
                    Michelle Tucker, Custodian

                   Equity Growth Systems, inc.
            Accredited Investor Subscription Agreement

     THE SECURITIES REFERRED TO IN THIS OFFERING MEMORANDUM WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA, IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

   These Securities are offered in reliance on the exemption from registration requirements imposed by the Securities Act of 1933, as amended, provided by
Section 4(6) thereof and on the exemption from the registration requirements imposed by the State of Florida under Section 517.061(11), Florida Statutes
                              TERMS:

1.  General.

(a) (1) This Subscription is part of a limited subscription by accredited investors, as that term is defined in Rule 501 of Securities and Exchange Commission Regulation D promulgated under authority of the Securities Act of 1933, as amended ("Rule 501", "Regulation D" and the "Act", respectively) for the acquisition of an aggregate of up to 1,500,000 shares of the common stock of Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities currently registered under Section 12 of the Securities Exchange Act of 1934, as amended, (the "Company" and the "Stock").

    (2) The hereinafter described subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D.

    (3) The issuance of the Stock is to be effected pursuant to the exemptive provisions of Section 4(6) of the Act, providing for the issuance of securities solely to accredited investors.

    (4) The Company will, immediately following closing on the first subscription accepted in this limited offering, file a Form D with the Securities and Exchange Commission, as required to permit the contemplated subscription.

(b) Current information concerning the Company is contained on the SEC's EDGAR web site on the Internet, including certified financial statements for the period ended December 31, 1997, and unaudited quarterly updates thereto for the period ended June 30, 1999, all of which is hereby incorporated by reference herein (the "34 Act Reports").

(c) (1) Annexed hereto and made a part hereof as exhibit 1(c) is a schedule describing the contemplated use of the proceeds of this limited offering.

    (2) The Company may elect to borrow funds required for the purposes identified in exhibit 1(c) and to repay such loans using proceeds of this limited offering.

    (3) The Company's management is of the opinion that the net proceeds from the offering ($30,000) would be sufficient to permit the Company to operate until it acquires one or more compatible businesses and in conjunction therewith, obtains additional capital. However, unforeseen circumstances, including favorable opportunities, may develop which may render the assessment of the Company's management inaccurate.

    (4) The Company may temporarily invest any unexpended balances on hand in government securities, certificates of deposit, money market funds. The Company intends to make such investments only temporarily in order to avoid any requirement to register the Company under the Investment Company Act of 1940. Any income realized from investment of the net proceeds of this limited offering will be general revenues of the Company.

    (5) The Company shall provide Accredited Subscribers with reports on the actual use of proceeds on a quarterly basis until all proceeds have been expended.

     THE ESTIMATES IN EXHIBIT 1(C) ARE SUBJECT TO MATERIAL CHANGE IF, IN THE OPINION OF THE COMPANY'S BOARD OF DIRECTORS, THE ACTUAL OPERA- TIONS OF THE COMPANY JUSTIFY DIFFERENT EXPENDITURES OR A DIFFERENT AL- LOCATION OF PRIORITIES.

(d) The Company will not pay any commissions or grant of any discounts in conjunction therewith.

2.  Subscription Consideration.

(a) The undersigned Accredited Subscriber hereby subscribes for 108,750 shares of the Stock in consideration for $2,175 in the aggregate and will tender payment in full therefor immediately following receipt of an executed copy of this Agreement evincing acceptance of this subscription by the Company.

(b) Within 72 hours after receipt of payment for the Stock, the Company's transfer agent will issue and deliver to the Accredited Subscriber, at the Company's expense, a certificate for the Stock.

3.  Accredited Subscriber's Representations, Warranties and Covenants.

    As a material inducement to the Company's consideration of the Accredited Subscriber's offer to acquire Stock(s), the Accredited Subscriber represents, warrants and covenants to the Company, as follows:

(a) The Accredited Subscriber is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act of 1933, as amended (the "Act") and meets one or more of the definitions of an "accredited investor" contained in Rule 501 promulgated under authority of the Act and has, alone or together with his Offeree's Representative, if any, (as hereinafter defined) such knowledge and experience in financial matters that the Accredited Subscriber is capable of evaluating the relative risks and merits of this subscription;

(b) The Accredited Subscriber acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for the Accredited Subscriber in particular;

(c) (1) The Accredited Subscriber understands that the offer and issuance of the Stock is being made without the use of a Private Placement Memorandum, the Accredited Subscriber having become totally familiar with the business and condition of the Company and having been provided with access to all corporate records and personnel, and has availed himself of such access and has received all exhibits described in this Agreement.

    (2) The Accredited Subscriber is fully aware of the material risks associated with becoming an investor in the Company and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from the Company and that all documents, records and books pertaining to this transaction requested by the Accredited Subscriber have been made available to the Accredited Subscriber;

(d) The Accredited Subscriber has had an opportunity to ask questions of and receive answers from the officers of the Company concerning:

    (1) the terms and conditions of this Subscription Agreement and the transactions contemplated hereby, as well as the affairs of the Company and related matters; and

    (2) any arrangements or proposed arrangements of the Company relating to any of its Stockholders that are not identical to those relating to all of its Stockholders;

(e) The Accredited Subscriber has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the 34 Act Reports, as called for by Florida Rule 3E-500.005.

(f) The Accredited Subscriber has provided the Company with the personal and business financial information concerning himself which he, she or it agrees demonstrates the Accredited Subscriber's general ability to bear the risks of the subject transaction and suitability as a subscriber in a private offering and the Accredited Subscriber hereby affirms the correctness of such information;

(g) The Accredited Subscriber acknowledges and is aware that:

    (1) The Stock is a speculative investment with no assurance that the Company will be successful, or if successful, that such success will result in payments to the Accredited Subscriber or to realization of capital gains by the Accredited Subscriber on disposition of the Stock; and

    (2) The Stock being subscribed for has not been registered under the Securities Act or under any state securities laws, accordingly the Accredited Subscriber may have to hold such Stock and may not be able to liquidate, pledge, hypothecate, assign or transfer such Stock;

(h) The Accredited Subscriber has obtained its own oral opinion from his, her or its legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by either the Accredited Subscriber or the Company in conjunction with this Subscription and the issuance of the Stock in conjunction therewith, other than such actions as have already been taken, in order to comply with the securities law requirements of the Accredited Subscriber's state of domicile; and

(i) (1) The Stock will bear a restrictive legend and the Company's transfer agent will be instructed not to transfer the subject Stock unless it has been registered pursuant to Section 5 of the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to legal counsel to the Company and the Company's president has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any applicable state or foreign laws.

    (2) The legend shall read as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to the Company's satisfaction."

4.  Responsibility.

     (a) The officers of the Company will endeavor to exercise their best judgment in the con- duct of all matters arising under this Subscription Agreement; provided, however, that this provision shall not enlarge, limit or otherwise affect the liability of the Company or its officers.

     (b) The Accredited Subscriber shall indemnify and hold harmless the Company; any cor- poration or entity affiliated with the Company; the officers, directors and employees of any of the foregoing; or any professional adviser thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees at trial or on appeal, to which said entities and persons may be subject or which said entities and persons incur by reason of or in connection with any misrepresentation made by the Accredited Subscriber, any breach of any of the Accredited Subscriber's warranties or the Accredited Subscriber's failure to fulfill any of the covenants or agreements under this Subscription Agreement.

5. Survival of Representations, Warranties and Agreements.

          The representations, warranties, covenants and agreements contained herein shall sur- vive the delivery of and the payment for the Stock being subscribed for.

6.  Notices.

          Any and all notices, designations, consents, offers, acceptances or any other com- munication provided for herein shall be given in writing by registered or certified mail which shall be addressed in the case of the Company to Equity Growth Systems, inc.; 3821 B Tamiami Trail, Suite 201;
     Port Charlotte, Florida 33949; and, in the case of the Accredited Subscriber, to the address set forth at the end of this Agreement, or to the address appearing on the books of the Company or to such other address as may be designated by the Accredited Subscriber or the Company in writing.

                Accredited Subscriber Information
              Please Print the following Information

Accredited Subscriber's Name::          Michelle Tucker, custodian under the
                                        UGTMA for Shayna Tucker, her daughter
Accredited Subscriber's Authorized Signatory: *  Michelle Tucker, Custodian
Accredited Subscriber's Address:            902 Clint Moore Road, Suite 136
                                  Boca Raton, Florida 33418
Accredited Subscriber's Telephone Number:   (561) 998-2025
Accredited Subscriber's Tax ** Number:      ###-##-####
------
* If applicable (e.g., if the Subscriber is a corporation, partnership, joint venture, etc.)
**  FEIN or Social Security number

7.  Miscellaneous.

(a) This Agreement shall be governed by, construed and enforced in accordance within the laws of the State of Delaware, both substantive, procedural (except for choice of law provisions) and remedial.

(b) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(c) This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective successors, assigns, executors and administrators, but this Agreement and the respective rights and obligations of the Parties hereunder shall not be assumable by any Party hereto without the prior written consent of the other.

(d) This Agreement represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the Party against whom enforcement of any such amendment, supplement or modification is sought.

(e) The failure or any provision of this Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver of any Party of any breach of any provision of this Agreement shall not be construed to be a waiver by such Party of any succeeding breach of such provision or waiver by such Party of any breach of any provision.

    *                           *                           *


    IN WITNESS WHEREOF, I have executed this Agreement on behalf of the Ac-

credited Subscriber this ___ day of November, 1998.

                      ACCREDITED SUBSCRIBER

Michelle Tucker, custodian under the UGTMA for Shayna Tucker, her daughter


              By:  _________________________________
                    Michelle Tucker, Custodian

SUBSCRIPTION ACCEPTED:

Equity Growth Systems, inc.
                             Dated:  __________________ ___, 1998.


By:      _______________________
    Edward Granville-Smith
    President & Director

Attest:  _______________________
    Charles J. Scimeca
    Director

                          Exhibit Index

Exhibit  Description
1(c)          Use of Proceeds
3(f)          Investment Letter

                    FORM OF INVESTMENT LETTER


Date:

Edward Granville-Smith
President
Equity Growth Systems, inc.
3821 Tamiami Trail, Suite 201
Port Charlotte, Florida 33952

    Re.: Stock Subscription

Dear Sir:

    I hereby certify and warrant that I am acquiring 108,750 shares of Equity Growth Systems, inc.'s (the "Company") unregistered common stock (the "Stock"). I hereby certify under penalty of perjury that upon receipt of the Stock, I will be accepting it for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in rule 501 of Regulation D promulgated under authority of the Securities Act of 1933, as amended) or have been specifically excused from such requirement, in writing by the Company's management, or, in the alternative, that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the Stock. No one other than me has any beneficial interest in the Stock.

    I further certify that I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of the Company, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

    I agree that I will in no event sell or distribute any of the Stock unless in the opinion of your counsel (based on an opinion of my legal counsel) the Stock may be legally sold without registration under the Securities Act of 1933, as amended, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the Stock shall have been so registered and/or qualified and an appropriate prospectus, shall then be in effect.

    I am fully aware that the Stock is being offered and sold by the corporation to me in reliance on the exemption provided by Sections 3(b), 4(2) or 4(6) or the Securities Act of 1933, as amended, which exempts the sale of securities by an issuer where no public offering is involved, and on my certifications and warranties.

     In connection with the foregoing, I consent to your legending my certificates represent- ing the Stock to indicate my investment intent and the restriction on transfer contemplated hereby and to your placing a "stop transfer" order against the Stock in the Company's stock transfer books until the conditions set forth herein shall have been met.

    I acknowledge by my execution hereof that I have had access to your books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the Stock. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of your records and my questioning of your officers.

    I further certify that my domicile is located at the address listed in this letter.


                        Very truly yours,

Michelle Tucker, custodian under the UGTMA for Shayna Tucker, her daughter

                       --------------------
                    Michelle Tucker, Custodian